                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          June 2, 2005
                                                 ------------------------------
                                   AMTROL Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Rhode Island                0-20328                  05-0246955
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                   1400 Division Road, West Warwick, RI 02893
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code        (401) 884-6300
                                                   ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01 REGULATION FD DISCLOSURE

Under arrangements of confidentiality, which are now expiring, Amtrol Inc (the "Company") on March 2, 2005 provided certain nonpublic information to some of the Company's larger bondholders. Included in this information were the Company's internal projections of Net Sales, Gross Profit, Income from Operations, Earnings before Interest and Taxes ("EBIT") and Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") for the fiscal years ending 2005 and 2006, as follows:

(unaudited, in millions)
                                Fiscal 2005       Fiscal 2006
                                ----------        -----------
Net Sales                         $ 209.0            $ 221.1
Gross Profit                         49.6               53.7
Income from Operations               20.8               23.8
EBIT                                 20.9               24.0
EBITDA                               27.6               30.9

The financial projections incorporated above are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking projections are subject to risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking projections are expressed in good faith and are believed to have a reasonable basis, there can be no assurance that such financial projections will be achieved or accomplished. Readers are cautioned not to place undue reliance on these forward-looking projections, which speak only as of the date hereof. The following are some of the important factors that can vary or change or involve substantial risk and cause actual results to differ materially from such projections: the Company's ability to successfully implement its business strategy; the availability and cost of raw materials; changes in domestic or foreign government regulation or enforcement policies, particularly related to refrigerant gases or cylinders and building and energy efficiency requirements or restrictions or limitations or general reduction in the use of domestic wells; significant weather conditions adverse to the Company's business; development of competing technologies; acceptance of the Company's existing and planned new products in domestic and international markets; competition in the Company's markets, particularly price competition; the rate of growth of developing economies and demand for the Company's products; the ultimate cost of future warranty and other claims relating to the Company's products and business; whether the Company succeeds in acquiring new businesses; availability of capital; foreign exchange rates; increases in interest rates; the
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business abilities and judgment of personnel; and general economic, financial and business conditions, both domestically and internationally.

The forward-looking projections included in this document were made as of the date which the information was given to the larger bondholders. Investors should not place undue reliance on these forward-looking projections. We are not obligated to publicly update or revise any forward-looking projections, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AMTROL INC.


Date:   June 2, 2005                      By: /s/ LARRY T. GUILLEMETTE
     ------------------                       ----------------------------------
                                              Larry T. Guillemette,
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Treasurer